UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2010

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29661 (Commission File Number)	52-1782500 (I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices) (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 4, 2010, UTStarcom, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on February 1, 2010, it had entered into a Common Stock Purchase Agreement (the “BEIID Agreement”) with Beijing E-town International Investment and Development Co., Ltd. (“BEIID”), and a Common Stock Purchase Agreement (together with the BEIID Agreement, the “Purchase Agreements”) with Elite Noble Limited and Shah Capital Opportunity Fund LP (collectively with BEIID, the “Investors”), pursuant to which the Company proposed to issue and sell common stock to the Investors in a private placement transaction (the “Placement”).

On May 4, 2010, the Company filed a Current Report on Form 8-K reporting that on April 30, 2010, the Company and the Investors entered into an amendment to each of the Purchase Agreements (collectively, the “Amendments”) to amend certain terms related to the rights of the Company and the Investors to terminate the Purchase Agreements.  The Purchase Agreements initially provided that the Purchase Agreements may be terminated by either the Company or the applicable Investors under certain circumstances if the closing of the Placement had not occurred within 90 days of February 1, 2010.  Under the terms of the Amendments, the Purchase Agreements may be terminated by either the Company or the Investors if closing of the Placement has not occurred within 120 days of February 1, 2010.

On June 4, 2010, the Company and the Investors entered into a second amendment to each of the Purchase Agreements (collectively, the “Second Amendments”) to amend certain terms related to the rights of the Company and the Investors to terminate the Purchase Agreements.  Under the terms of the Second Amendments, the Purchase Agreements may be terminated by either the Company or the Investors if closing of the Placement has not occurred within 150 days of February 1, 2010.

On July 7, 2010, the Company and the Investors entered into a third amendment to each of the Purchase Agreements (collectively, the “Third Amendments”) to amend certain terms related to the rights of the Company and the Investors to terminate the Purchase Agreements.  Under the terms of the Third Amendments, the Purchase Agreements may be terminated by either the Company or the Investors if closing of the Placement has not occurred within 180 days of February 1, 2010.  As of the date hereof, the closing of the Placement has not occurred.

Copies of the Third Amendments are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Description
10.1

Third Amendment to Common Stock Purchase Agreement dated February 1, 2010, as amended on April 30, 2010 and June 4, 2010, by and between the Company and Beijing E-town International Investment and Development Co., Ltd.

10.2

Third Amendment to Common Stock Purchase Agreement dated February 1, 2010, as amended on April 30, 2010 and June 4, 2010, by and among the Company, Elite Noble Limited and Shah Capital Opportunity Fund LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: July 13, 2010	By:	/s/ Peter Blackmore
	Name:	Peter Blackmore
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Third Amendment to Common Stock Purchase Agreement dated February 1, 2010, as amended on April 30, 2010 and June 4, 2010, by and between the Company and Beijing E-town International Investment and Development Co., Ltd.

10.2

Third Amendment to Common Stock Purchase Agreement dated February 1, 2010, as amended on April 30, 2010 and June 4, 2010, by and among the Company, Elite Noble Limited and Shah Capital Opportunity Fund LP